Goodwill, Intangible Assets and Acquisitions	12 Months Ended
Dec. 31, 2024
Goodwill, Intangible Assets and Acquisitions
Goodwill, Intangible Assets and Acquisitions

6. Goodwill, Intangible Assets and Acquisitions

On December 23, 2022, Weibo Hong Kong Limited, the Company’s wholly owned subsidiary, entered into certain agreement for the sale and purchase of 100% of the equity interest of Sina.com Technology (China) Co., Ltd., with SINA Hong Kong Limited, a wholly owned subsidiary of SINA, pursuant to which Weibo Hong Kong Limited agrees to purchase all equity interests in Sina.com Technology (China) Co., Ltd., a wholly-owned subsidiary of SINA Hong Kong Limited and the owner of SINA Plaza in Beijing, China, for an aggregate consideration of approximately US$218.4 million (RMB1.5 billion). The acquisition date was December 31, 2022 and the Group settled the payment for the consideration in the first quarter of 2023.

The Group involved a third-party appraiser to assess the fair value of assets acquired and liabilities assumed from the transaction. As more than 90% of the fair value of the gross assets acquired by the Group is concentrated in the office building, SINA Plaza, and the land-use right related to the building, the acquisition is considered an asset acquisition. Furthermore, as the Group and SINA Hong Kong Limited are under the common control of SINA, the transaction is considered an asset acquisition under common control. According to ASC 805-50, for a transfer of assets between entities under common control, the acquirer entity shall initially measure the assets and liabilities transferred at their carrying values in the accounts of the transferring entity. Therefore, the carrying values of assets of US$340.5 million and liabilities of US$281.1 million of STC was recorded in the Group’s consolidated balance sheets, and the difference between consideration paid by the Group and net assets (carrying value) of STC of US$159.0 million was recognized in additional paid-in capital as a distribution on the acquisition date. The assets recognized in the consolidated balance sheets mainly included office building and related facilities of US$170.6 million and land use right (recorded in operating lease assets) of US$125.8 million.

6. Goodwill, Intangible Assets and Acquisitions (Continued)

In the fourth quarter of 2023, the Group acquired another 33.1% equity interest of an investee, Xi’an Yunrui Network Technology Co., Ltd. (“Yunrui”), operating an online interactive entertainment application “Werewolf”, in which the Group previously held 17.9% equity interest, with a cash consideration of US$30.4 million. The Group obtained the control and held 51% equity interest in the investee upon completion of the transaction on October 1, 2023. In accordance with ASC805-accounting for step-up acquisition, the 17.9% equity interest previously held by the Group was re-measured to fair value at the acquisition date and a re-measurement gain of US$3.9 million was recognized. The Group engaged a third-party valuation firm to help the management determine the fair value of assets and liabilities obtained from the transaction. The identifiable intangible assets acquired on the acquisition date mainly included trademark, software copyright and cooperation agreement with a famous third-party IT company of US$31.2 million with estimated lives ranging from five to ten years. The intangible assets were measured at fair value upon acquisition primarily using the royalty savings method, multi-periods excess earning model and cost approach. Key assumptions and estimates used in determining the fair value of these intangible assets include cash flow forecasts, the revenue growth rates, and the discount rates.

The consideration of the acquisition of Yunrui was allocated based on the fair value of the assets acquired and the liabilities assumed as follows:

As of October 1, 2023
(In US$ thousands)
Consideration	$30,443
Fair value of previously held equity interest	13,545
Non-controlling interest	37,043
Total	$81,031

Cash and short-term investments acquired	$4,864
Other assets acquired	1,483
Identifiable intangible assets acquired	31,205
Goodwill	48,669
Liabilities assumed	(5,190)
Total	$81,031

The acquisition completed in 2023 individually contributed immaterial amounts to revenues and net income for 2023. Since it did not have a material impact on the Group’s consolidated financial statements, pro forma disclosures have not been presented. Apart from what have been disclosed above, there was no other acquisitions during the years ended December 31, 2022, 2023 and 2024, respectively.

The following sets forth the changes in the Group’s goodwill by reporting units:

	Advertising &	Value-added
	Marketing	services	Total

	(In US$ thousands)
Balance as of December 31, 2021	$83,746	$46,659	$130,405
Currency translation adjustment	(6,585)	(3,669)	(10,254)
Balance as of December 31, 2022	77,161	42,990	120,151
Acquisition of Yunrui	—	48,669	48,669
Currency translation adjustment	(2,331)	(53)	(2,384)
Balance as of December 31, 2023	74,830	91,606	166,436
Currency translation adjustment	(1,894)	(2,319)	(4,213)
Balance as of December 31, 2024	$72,936	$89,287	$162,223

6. Goodwill, Intangible Assets and Acquisitions (Continued)

The Group performs at least annually a qualitative analysis on the goodwill arising from acquisitions taking into consideration the events and circumstances, including consideration of macroeconomic factors, industry and market conditions, share price of the Group, and overall financial performance, in addition to other entity-specific factors. For the year ended December 31, 2022, no impairment indicator was noted by performing qualitative analysis, therefore, no provision was recorded. During the years ended December 31, 2023 and 2024, a sustained relatively low share price was noted by the Group and deemed as an impairment indicator of the goodwill. The Group performed quantitative analysis as of December 31, 2023 and 2024, respectively. A third-party valuation firm was engaged to help the management determine the fair value of the two reporting units by applying income approach. Significant assumptions in estimating the fair value of reporting units included revenue growth rates and discount rates. In order to assess the impact of changes in certain significant assumptions, which could materially affect the determination of the fair value of each reporting unit, the Group also performed a sensitivity analysis by decreasing the revenue growth rates and increasing the discount rates. The analysis still resulted in the fair value of each reporting unit exceeding the carrying value by a sufficient amount. The Group further reconciled its estimated fair value of reporting units to its market capitalization and considered that the two reporting units’ carrying value would still be lower after a reasonable control premium is applied to the market capitalization. Therefore, the Group concluded that there was no impairment of goodwill as of December 31, 2023 and 2024, respectively.

For the year ended December 31, 2022, the Group recognized an impairment charge of US$10.2 million for the intangible assets arising from certain acquisitions due to no more sustainable future revenues expected for the certain business.

The following table summarizes the Group’s intangible assets arising from acquisitions:

	As of December 31, 2023			As of December 31, 2024
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net

	(In US$ thousands)			(In US$ thousands)
Game related	$136,155	$(43,406)	$92,749	$132,762	$(56,156)	$76,606
Technology	10,596	(2,831)	7,765	10,327	(3,569)	6,758
Trademark and domain name	25,436	(5,765)	19,671	24,738	(8,063)	16,675
Others	23,898	(9,954)	13,944	23,293	(13,551)	9,742
Total	$196,085	$(61,956)	$134,129	$191,120	$(81,339)	$109,781

The amortization expense for the years ended December 31, 2022, 2023 and 2024 was US$21.5 million, US$19.3 million and US$21.3 million, respectively. As of December 31, 2024, estimated amortization expenses for future periods are expected as follows:

Year Ended December 31,	(In US$ thousands)
2025	$17,520
2026	17,483
2027	17,209
2028	16,887
2029	16,314
Thereafter	24,163
Total expected amortization expense *	$109,576
*	The table above excludes US$0.2 million of indefinite-lived intangible assets which was included in the category of others.